AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 30, 2009.

No. 333-102228

No. 811-21265

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 218	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 220	☒

(Check appropriate box or boxes)

POWERSHARES EXCHANGE-TRADED FUND TRUST

(Exact Name of Registrant as Specified in Charter)

301 West Roosevelt Road

Wheaton, IL 60187

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:  (800) 983-0903

H. Bruce Bond	With a copy to:
301 West Roosevelt Road	Stuart M. Strauss
Wheaton, IL 60187	Clifford Chance US LLP
(Name and Address of Agent for Service)	31 West 52nd Street
New York, NY 10019

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485.

☐	on [date] pursuant to paragraph (b) of Rule 485.

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485.

☐	on [date] pursuant to paragraph (a) of Rule 485.

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Prospectus dated July 30, 2009

PowerShares Exchange-Traded
Fund Trust

PowerShares Global Listed Private Equity Portfolio - PSP

PowerShares Exchange-Traded Fund Trust (the "Trust") is a registered investment company consisting of 62 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to PowerShares Global Listed Private Equity Portfolio (the "Fund"). Prior to September 30, 2009, the Fund's name was the "PowerShares Listed Private Equity Portfolio" and the Fund sought to replicate an index called the "Red Rocks Listed Private Equity Index."

The shares (the "Shares") of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Market prices for Shares may be different from their net asset value ("NAV"). The Fund issues and redeems Shares only in large blocks consisting of 50,000 Shares ("Creation Units"). Creation Units of the Fund are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus Dated September 30, 2009

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

Table of Contents

4	Introduction – PowerShares Exchange-Traded Fund Trust

4	Who Should Invest in the Fund

4	Tax Advantaged Product Structure

5	PowerShares Global Listed Private Equity Portfolio

13	Additional Investment Strategies

13	Additional Risks

14	Portfolio Holdings

14	Management of the Fund

16	How to Buy and Sell Shares

17	Frequent Purchases and Redemptions of Fund Shares

18	Creations, Redemptions and Transaction Fees

20	Dividends, Distributions and Taxes

22	Distributor

22	Net Asset Value

22	Fund Service Providers

23	Financial Highlights

25	Index Provider

25	Disclaimers

26	Premium/Discount Information

27	Total Return Information

28	Other Information

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Introduction

PowerShares Exchange-Traded Fund Trust

The Trust is an investment company consisting of 62 separate exchange-traded "index funds." The investment objective of the fund is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Fund listed on the cover page. Invesco PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Fund.

The Shares of the Fund are listed and traded on NYSE Arca. The market prices for the Shares may be different from their NAV. Unlike conventional mutual funds, the Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units of the Fund are issued and redeemed principally in-kind for securities included in a specified index. Except when aggregated in Creation Units, the Shares of the Fund are not redeemable securities of the Fund.

Who Should Invest in the Fund

The Fund is designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Fund may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

Tax Advantaged Product Structure

Unlike interests in conventional mutual funds, which are typically bought and sold at closing NAVs, the Fund's Shares are traded throughout the day on a national securities exchange. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These in-kind arrangements are designed to protect ongoing shareholders from adverse effects on the portfolio of the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet Fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

The Fund may recognize gains as a result of rebalancing its securities holdings to reflect changes in the securities included in the Fund's underlying index. The Fund may be required to distribute any such gains to its shareholders to avoid adverse federal income tax consequences. For further discussion of the distribution requirements that apply to the Fund, see "Taxes" in the Fund's Statement of Additional Information ("SAI"). For information concerning the tax consequences of distributions, see "Dividends, Distributions and Taxes" in this Prospectus.

The Fund may invest in derivatives, the use of which will generally result in the realization of short-term capital gains that will be classified as ordinary income for tax purposes when distributed to investors.

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PowerShares
Global Listed Private Equity Portfolio

(formerly, PowerShares Listed Private Equity Portfolio)

Ticker: PSP Intraday NAV Ticker: PSP.IV	CUSIP: 73935X195 Underlying Index: Red Rocks Capital Global Listed Private Equity IndexSM (Ticker: GLPEX)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Red Rocks Global Listed Private Equity Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in securities, which may include American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"), that comprise the Underlying Index. The Underlying Index is comprised of securities ADRs and GDRs of between 40 and 60 publicly-listed private equity companies, including business development companies ("BDCs") and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies (collectively "listed private equity companies"). Securities in the Underlying Index are selected by Red Rocks Capital Partners LLC ("Red Rocks" or the "Index Provider") pursuant to a proprietary selection methodology. As of September 30, 2009, the Underlying Index included companies with a market capitalization range of between approximately $[ ] million and $[ ] billion. The Fund's 90% investment policy is non-fundamental and require 60 days' prior written notice to shareholders before it can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally invests in all of the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques, in seeking to track

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the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Construction

(1) For a security to be considered for inclusion in the Underlying Index, it must have a majority of its assets invested or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies. The underlying assets may be domestic or foreign.

(2) The Underlying Index is composed of a diversified mix of listed private equity companies. The listed private equity companies that will comprise the Underlying Index will be selected based upon reputation, valuation of the underlying securities, management, financial data, historical performance and the need for diversification within the portfolio. Diversification for the Underlying Index is viewed from four different perspectives: a) stage of investment; b) type of capital); c) industry focus; and d) geography.

(3) Each listed private equity company must have market capitalization of at least $100 million and a closing price above $1.00 per share for the trailing six months if not currently in the Underlying Index.

(4) The Underlying Index uses a modified market capitalization weighting. The Underlying Index will be rebalanced quarterly.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in security prices. Overall security values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index.

The Underlying Index includes certain securities of publicly traded partnerships in which the Fund may not invest as a result of the U.S. tax rules governing the Fund's status and taxation as a regulated investment company. The Fund's investments may deviate from the Underlying Index in part because the Fund will not make investments it believes would jeopardize the Fund's status as a regulated investment

6

company or which the Fund deems would be unduly burdensome under the U.S. tax rules governing the taxation of regulated investment companies. The Fund may not invest in certain securities included in the Underlying Index due to liquidity constraints. Liquidity constraints may delay the Fund's purchase or sale of securities included in the Underlying Index. For tax efficiency purposes, the Fund may sell certain securities to realize losses, causing it to deviate from the Underlying Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Risk of Investing in Listed Private Equity Companies

There are certain risks inherent in investing in listed private equity companies, which encompass BDCs and other financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. The Investment Company Act of 1940, as amended (the "1940 Act"), imposes certain restraints upon the operations of a BDC. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may only incur indebtedness in amounts such that the BDC's asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies which involve greater risk than well-established publicly-traded companies.

Investments made by listed private equity companies are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company held by the Fund may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund's returns. Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies.

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Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company's investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company's NAV per share and its market value.

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Inc., a division of The McGraw Hill Companies, Inc. ("S&P"), and will be below investment grade quality, as determined by the Adviser. These investments are commonly referred to as "junk bonds" and have predominantly speculative characteristics with respect to an issuer's capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Foreign Securities Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore, not all material information regarding these issuers will be available. Investment in securities of non-U.S. issuers may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in securities of such issuers and increase the costs and expenses of the Fund. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. The legal systems in certain frontier countries also may have an adverse impact on the Fund. For example, the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation generally is limited to the amount of the shareholder's investment. However, the notion of limited liability is less clear in certain countries included in the Underlying Index. An investor therefore may be liable in certain countries for the acts of a corporation in which it invests for an amount greater than the investor's actual investment in that corporation. Similarly, the rights of investors in certain

8

issuers may be more limited than those of shareholders of a U.S. corporation. It may be difficult or impossible to obtain and/or enforce a judgment in certain countries. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Depositary receipts also involve substantially identical risks to those associated with investments in foreign securities. In addition, the issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Restrictions on Investments

A portion of the Underlying Index may be comprised of BDCs or other investment companies. The Fund may not acquire greater than 3% of the total outstanding shares of such companies. As as result, this limitation could inhibit the Fund's ability to purchase certain of the securities in the Underlying Index in the proportions represented in the Underlying Index. In these circumstances, the Fund would be required to use sampling techniques which could increase the risk of tracking error.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving, which may make them more sensitive to changing market conditions.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. That is, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

9

Performance Information*

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by comparing the Fund's performance from year to year and by showing how the Fund's average annual returns for one year compared with a broad measure of market performance. All returns assume reinvestment of dividends and distributions. Of course, the Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future.

The Fund's year-to-date total return for the six months ended June 30, 2009 was 3.00%.

Best Quarter	Worst Quarter
2.01% (2nd Quarter 2007)	(54.25)% (4th Quarter 2008)

*  The bar chart includes only complete calendar years following inception. The best and worst quarters above include numbers from complete calendar years only.

Average Annual Total Returns for the Periods Ended December 31, 2008

	Past One Year	Since Inception*
PowerShares Global Listed Private Equity Portfolio (return before taxes)	(64.85)%	(40.19)%
PowerShares Global Listed Private Equity Portfolio (return after taxes on distributions)	(65.85)%	(41.43)%
PowerShares Global Listed Private Equity Portfolio (return after taxes on distributions and sale of Fund Shares)	(41.67)%	(32.33)%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
S&P Financials Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
S&P 500 Pure Growth Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%
Red Rocks Global Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	[ ]%	[ ]%

*  The Fund commenced operations on October 24, 2006. Prior to September 30, 2009, the Fund sought to replicate an index called the "Red Rocks Listed Private Equity Index."

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The Fund's investment objective, risks and expenses should also be considered when comparing investment returns. The index performance results are hypothetical. The the Russell 2000® Index, S&P Financials Index, S&P 500® Index and S&P Pure Growth Index are unmanaged indices used as measurements of changes in stock market conditions based on the average performance of approximately 2,000, 93,500 and 127 common stocks, respectively.

Performance data quoted represents past performance. Past performance is not a guarantee of future results; current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The Fund's performance reflects fee waivers, absent which, performance would have been lower.

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)
(fees paid directly from your investments)	None*
Annual Fund Operating Expenses(2) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses	0.28%
Total Gross Annual Fund Operating Expenses	0.78%
Fee Waivers and Expense Assumption(3)	0.08%
Total Net Annual Fund Operating Expenses	0.70%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs‡, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$72	$241	$425	$959

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  Expressed as a percentage of average net assets.

(3)  The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, sub-licensing fees, offering costs and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60%

11

of average net assets per year (the "Expense Cap"), at least until August 31, 2010. Offering costs excluded from the Expense Cap are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

*  See "Creation Transaction Fees and Redemption Transaction Fees" Below.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares (each block of 50,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only Authorized Participants ("APs") can purchase or redeem these Creation Units ("Creation Unit Aggregations"). Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (assuming approximately [ ] securities in each Creation Unit). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (assuming approximately [ ] securities in each Creation Unit).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $[2,500,000] and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs‡ would be $[ ], $[ ], $[ ] and $[ ] if the Creation Unit is redeemed after one, three, five and ten years, respectively.

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC"), if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction. The Fund will charge a maximum fixed Creation/Redemption Transaction Fee of $4,000.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

‡  The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees and/or reimburse expenses, if any, to the level specified in the fee table. The costs under the three-, five- and ten-year examples do not reflect this agreement after the first year.

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Additional Investment Strategies

The Fund will normally invest at least 90% of its total assets in component securities and depository receipts that comprise the Underlying Index. The Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the 1940 Act, or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Fund in seeking performance that corresponds to its respective Underlying Index and in managing cash flows. The Fund will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange, Inc. ("NYSE") is open) for additions and deletions to the Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of the Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees (the "Board") without shareholder approval. Certain fundamental policies of the Fund are set forth in the SAI under "Investment Restrictions."

Borrowing Money

The Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

The Fund may lend its portfolio securities. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked-to-market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Fluctuation of Net Asset Value

The NAV of the Fund's Shares will generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate

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in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the Exchange. The Adviser cannot predict whether the Shares will trade below, at or above NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be created and redeemed in Creation Units at NAV (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares are not likely to be sustained over the long-term. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Securities Lending

The Fund may engage in lending its portfolio securities to certain borrowers. A risk in lending portfolio securities consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. Furthermore, because of the risks in delay of recovery, the Fund may lose the opportunity to sell the securities at a desirable price, and the Fund will generally not have the right to vote securities while they are being loaned. In addition, the Fund will bear the risk of loss of any cash collateral that they invest.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Fund's portfolio holdings is available in the Fund's SAI.

Management of the Fund

Invesco PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. Invesco PowerShares Capital Management LLC serves as the investment adviser to the Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management of more than $[     ] billion as of August 31, 2009. The Trust is currently comprised of 62 exchange-traded funds.

Invesco PowerShares Capital Management LLC has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

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The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Southard oversees the team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of the Fund. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning, Michael Jeanette, Jeffrey Kernagis and Brian McGreal, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed the Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since June 2007. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Mr. Hubbard has been a Portfolio Manager of the Adviser since June 2007. Prior to joining the Adviser, Mr. Hubbard was employed by Ritchie Capital, a hedge fund operator, where he was a Research Analyst and Trader from September 2003 to May 2005.

John Browning is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since June 2009. Prior to joining the Adviser, Mr. Browning was an Executive Director of the Unit Trust Investment Team with Morgan Stanley from 2005 to 2008. Prior to this, he was a Vice President with Morgan Stanley from 2000 to 2005.

Michael Jeanette is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008. Prior to joining the Adviser, Mr. Jeanette was a trust advisor and GM of Chicago based Richard Lamb, LLC from 1998 to 2007.

Jeffrey W. Kernagis is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-today management of the Fund since September 2007. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Brian McGreal is a Vice President and Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of the Fund since August 2008. Prior to joining the Adviser, Mr. McGreal was an

15

analyst for Ritchie Capital Management from May 2005 to September 2007 and a trader with SAM Investments from February 1999 to April 2005.

The Fund's SAI provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

The Adviser receives fees from the Fund equal to 0.50% of the Fund's average daily net assets. The Trust and the Adviser have entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions, offering costs, sub-licensing fees and other trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of average daily net assets per year (the "Expense Cap"), at least until August 31, 2010. The offering costs excluded from the 0.60% Expense Cap are: (a) legal fees pertaining to each Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

A discussion regarding the basis for the Board's approval of the Fund's Investment Advisory Agreement is available in the Fund's Annual Report to Shareholders for the fiscal year ended April 30, 2009.

The Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees for use of the Underlying Indexes, any distribution fees or expenses, offering fees or expenses and extraordinary expenses.

How to Buy and Sell Shares

The Shares are issued or redeemed by the Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots," at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Fund trade under the symbol "PSP" on NYSE Arca.

Share prices are reported in dollars and cents per Share.

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Investors may acquire Shares directly from the Fund, and shareholders may tender their Shares for redemption directly to the Fund, only in Creation Units of 50,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Fund and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of the Fund on the Exchange may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The approximate value of Shares of the Fund will be disseminated every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Fund is not involved in, or responsible for, the calculation or dissemination of the approximate value and the Fund does not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that the Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in the Fund's Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Fund, to the

17

extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Fund's Shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. The Fund imposes transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by the Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Fund's Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchase

In order to purchase Creation Units of the Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the relevant Exchange. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process"), or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by the principal underwriter

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no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

A fixed Creation Transaction Fee equal to $1,000 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of the Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Redemption

The Fund's custodian makes available immediately prior to the opening of business each day on the Exchange, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are permitted or required for the Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of the Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described

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in the SAI, the order must be received by the transfer agent no later than 3:00 p.m., Eastern time.

A fixed Redemption Transaction Fee equal to $1,000 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash. The Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. The Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the relevant Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in the Fund. Dividends paid out of the Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates

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applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of the Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

The Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income. See the SAI section "Taxes."

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund

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distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the SAI section "Taxes."

Distributor

Invesco AIM Distributors, Inc. serves as the distributor (the "Distributor") of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY, 101 Barclay Street, New York, NY 10286, is the administrator, custodian and fund accounting and transfer agent for the Fund.

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Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10036, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report for the fiscal year ended April 30, 2009, which is available upon request.

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PowerShares Global Listed Private Equity Portfolio

(Formerly, PowerShares Listed Private Equity Portfolio)

	Year Ended April 30,		For the Period October 24, 2006* through April 30,
	2009	2008	2007
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE AT BEGINNING OF PERIOD	$20.27	$27.79	$25.09
Net investment income**	0.87	1.22	0.44
Net realized and unrealized gain (loss) on investments	(13.55)	(7.63)	2.60
TOTAL FROM INVESTMENT OPERATIONS	(12.68)	(6.41)	3.04
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(0.87)	(1.11)	(0.34)
Net asset value at end of period	$6.72	$20.27	$27.79
SHARE PRICE AT END OF PERIOD***		$6.71
NET ASSET VALUE, TOTAL RETURN****	(64.23)%	(23.50)%	12.18%
SHARE PRICE TOTAL RETURN****		(64.29)%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$60,476	$103,379	$150,078
RATIO TO AVERAGE NET ASSETS OF:
Expenses, after (Waivers) and/or Recapture	0.70%	0.71%	0.71	%†
Expenses, prior to (Waivers) and/or Recapture	0.78%	0.72%	0.82	%†
Net investment income, after (Waivers) and/or Recapture	7.75%	5.04%	3.38	%†
Portfolio turnover rate††	74%	30%	19%
Undistributed net investment income (loss) included in price of units issued and redeemed**#	$0.21	$(0.03)	$0.08

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  The mean between the last bid and ask prices.

****  Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Share price total return is calculated assuming an initial investment made at the share price at the beginning of the period, reinvestment of all dividends and distributions at share price during the period, and sale at the share price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

†  Annualized.

††  Portfolio turnover rate is not annualized and does not include securities received or delivered from processing creations or redemptions.

#  The per share amount of equalization is presented to show the impact of equalization on distributable earnings per share.

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Index Providers

Red Rocks is the Index Provider for PowerShares Global Listed Private Equity Portfolio. There is no relationship between Red Rocks and the Distributor, the Adviser or the Trust other than a license by Red Rocks to the Adviser of certain Listed Private Equity Marks, trademarks and trade names, and the Global Listed Private Equity Index, for use by the Distributor, the Adviser and the Trust. Such trademarks, tradenames and the Global Listed Private Equity Index have been created and developed by Red Rocks without regard to the Distributor, the Adviser, the Trust, their businesses, the Fund and/or any prospective investor.

The PowerShares Global Listed Private Equity Portfolio is based on the Red Rocks Global Listed Private Equity Index.

Disclaimers

The Red Rocks Global Listed Private Equity Index has been licensed for use for certain purposes by the Adviser.

The Funds is not sponsored, endorsed, sold or promoted by Red Rocks, and Red Rocks does not make any representation regarding the advisability of investing in Shares of the Fund.

Red Rocks makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Red Rocks' only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Red Rocks trademarks and trade names of Red Rocks without regard to the Distributor, the Adviser or the Trust.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Red Rocks has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Index. Red Rocks is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Red Rocks has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Red Rocks does not guarantee the accuracy and/or the completeness of the Indexes or any data included therein, and Red Rocks shall have no liability for any errors, omissions, or interruptions therein. Red Rocks makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Index or any data included therein. Red Rocks makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Index or any data included therein, the Fund, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Red Rocks have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Index or any data included therein, the Fund, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors,

25

omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and the Fund's NAV. NAV is the price per share at which the Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. The Fund's Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund. The information shown for the Fund is for the fiscal year ended April 30, 2009 and for each of the four last calendar quarters or for the life of the Fund, as applicable.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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PowerShares Global Listed Private Equity Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 4/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 6/30/09)	Number of Days/ Percentage of Total Days (Quarter Ended 3/31/09)	Number of Days/ Percentage of Total Days (Quarter Ended 12/31/08)	Number of Days/ Percentage of Total Days (Quarter Ended 9/30/08)
Greater than 0.5%	%	%	%	%	%
Between 0.25% and 0.5%	%	%	%	%	%
Between 0.0% and 0.25%	%	%	%	%	%
Between -0.25% and 0.0%	%	%	%	%	%
Between -0.25% and -0.5%	%	%	%	%	%
Greater than -0.5%	%	%	%	%	%
Total	100.00%	100.00%	100.00%	100.00%	100%

*  Prior to September 30, 2009, the Fund's name was "PowerShares Listed Private Equity Portfolio."

Total Return Information

The table below presents information about the total return of the Underlying Index in comparison to the total return of the Fund. The information presented for the Fund is for the fiscal year ended April 30, 2009.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. "Cumulative total returns" represent the total change in value of an investment over the period indicated. The Fund's per Share NAV is the value of one Share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund, and the market return is based on the market price per Share of the Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time that a Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after the Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of the Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would

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be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Fund. The investment return and principal value of Shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Funds' past performance is no guarantee of future results.

	Average Annual Total Returns From April 30, 2008 through April 30, 2009	Average Annual Total Returns for the Three-Year Period Ended April 30, 2009	Average Annual Total Returns Since Inception through April 30, 2009	Cumulative Annual Total Returns Since Inception through April 30, 2009
PowerShares Global Listed Private Equity Portfolio* (At NAV)	-64.23%	N/A	-37.47%	-69.30%
PowerShares Global Listed Private Equity Portfolio* (At Market)	-64.29%	N/A	-37.52%	-69.36%
Red Rocks Global Listed Private Equity Index†	-61.02%	N/A	-35.33%	-66.59%
S&P 500 Pure Growth Index	-31.81%	N/A	-12.52%	-29.22%
Russell 2000® Index	-30.74%	N/A	-15.36%	-34.10%
S&P Financials Index	-57.55%	N/A	-35.75%	-66.91%
S&P 500® Index	-35.29%	N/A	-14.81%	-33.01%

*  Prior to September 30, 2009, the Fund's name was "PowerShares Listed Private Equity Portfolio."

†  Prior to September 30, 2009, the Fund tracked an index named "Red Rocks Listed Private Equity Index."

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus-delivery requirement and liability provisions of the Securities Act.

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For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For More Information

For more detailed information on the Trust, Funds and Shares, you may request a copy of the Fund's SAI. The SAI provides detailed information about the Fund, and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund's investments is also available in the Fund's Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the SAI, Annual Report and/or Semi-Annual Report free of charge, or to make shareholder inquiries, please:

Call:  Invesco Aim Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust
c/o Invesco Aim Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173

Visit:  www.InvescoPowerShares.com

Information about the Fund (including the SAI Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Fund and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Fund's Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21265.

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PowerShares Exchange-Traded Fund Trust
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.invescopowershares.com

The information in this Statement of Additional Information is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion
Preliminary Statement of Additional Information dated July 30, 2009

Investment Company Act File No. 811-21265

PowerShares Exchange-Traded Fund Trust

STATEMENT OF ADDITIONAL INFORMATION

Dated September 30, 2009

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses dated September 30, 2009 for the PowerShares Global Listed Private Equity Portfolio, a series of the PowerShares Exchange-Traded Fund Trust (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 843-2639.

TABLE OF CONTENTS

General Description of the Trust and the Fund	1

Exchange Listing and Trading	2

Investment Restrictions and Policies	2

Investment Policies and Risks	3

Management	8

Brokerage Transactions	16

Additional Information Concerning the Trust	17

Creation and Redemption of Creation Unit Aggregations	20

Taxes	33

Federal Tax Treatment of Futures and Options Contracts	36

Determination of NAV	36

Dividends and Distributions	36

Miscellaneous Information	37

Financial Statements	37

Appendix A	A-1

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of 62 investment portfolios. This SAI relates to PowerShares Global Listed Private Equity Portfolio (the "Fund"). The Fund is "non-diversified" and, as such, such Fund's investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Fund are referred to herein as "Shares" or "Fund Shares."

The other 61 funds of the Trust, PowerShares Aerospace & Defense Portfolio, PowerShares Buyback AchieversTM Portfolio, PowerShares CleantechTM Portfolio, PowerShares Dividend AchieversTM Portfolio, PowerShares DWA Technical LeadersTM Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Portfolio, PowerShares Dynamic Consumer Staples Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend AchiversTM Portfolio, PowerShares International Dividend AchieversTM Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NXQ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line TimelinessTM Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio are included in six separate prospectuses.

The Fund is managed by Invesco PowerShares Capital Management LLC (the "Adviser").

The Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the Underlying Index (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the Fund are listed on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange"). Fund Shares trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares for the Fund.

The Fund reserves the right to offer a "cash" option for creations and redemptions of Fund Shares, although it has no current intention of doing so. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of the Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of the Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of the PowerShares Global Listed Private Equity Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the "Red Rocks Global Listed Private Equity Index" (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board of Trustees") has adopted as fundamental policies the Fund's respective investment restrictions numbered (1) through (7) below. Except as noted in the prior sentence or as otherwise noted below, the Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of the Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

A discussion of the risks associated with an investment in the Fund is contained in the Fund's Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Fund's Prospectus.

An investment in the Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of common stocks in general and other factors that affect the market.

An investment in the Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of the Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Correlation and Tracking Error. Correlation measures the degree of association between the returns of the Fund and its Underlying Index. The Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at the Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total returns over the prior one-year period(s) or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of the Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between the Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. The Fund seeks to have a tracking error of less than 5%, measured on a monthly basis over one-year period(s), by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. The Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of the Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board of Trustees, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, the Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. The Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked-to-market daily.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Under the 1940 Act, the Fund's investment in investment companies is limited to 3% of the total outstanding stock of an issuer, including any stock owned by affiliated persons of the Fund.

Real Estate Investment Trusts ("REITs"). The Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

REITs can generally be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail industrial, hotel and apartment buildings, self storage, specialty and diversified and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. The Fund could conceivably own real estate directly as a result of a default on the securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the values of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operated expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by the Fund. By investing in REITs indirectly through the Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Illiquid Securities. The Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. The Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. The Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. The Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided they claim an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Fund's Prospectus and this SAI.

Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while the Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, the Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, the Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Fund under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has five Trustees. Four Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee, and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this SAI, the Fund Complex consists of the Trust's 62 portfolios, three other exchange-traded funds with 38 portfolios advised by the Adviser (collectively, the "Fund Family") and 228 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (51) YQA Capital Management LLC 1755 S. Naperville Rd. Suite 100 Wheaton, IL 60187	Trustee	Since 2003	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Marc M. Kole (48) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	Vice President of Finance and Accounting, Hope Network (social services) (November 2008-Present); formerly, Assistant Vice President and Controller, Priority Health (September 2005-April 2008); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

Philip M. Nussbaum (47) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2003	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (49) c/o Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2006	President and Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (August 2007-April 2009); formerly, Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (February 2006-August 2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Family Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (45) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board of Trustees, Trustee and President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Manager, Nuveen Investments (April 1998-August 2002)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (54) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer, Treasurer and Secretary	Chief Financial Officer and Treasurer since 2006 and Secretary since 2008	Senior Vice President of Finance, Invesco PowerShares Capital Management LLC (September 2005-Present); formerly, Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (43) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2004	General Counsel, Invesco PowerShares Capital Management LLC (September 2004-Present); formerly, Chief Compliance Officer, Invesco PowerShares Capital Management LLC (September 2004-April 2008)

John W. Southard, Jr., CFA, MBA (39) Invesco PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Vice President	Since 2003	Managing Director, Invesco PowerShares Capital Management LLC (August 2002-Present); formerly, Treasurer of the Trust (April 2003-April 2006); Senior Equity Analyst, Charles Schwab & Company (May 2001-August 2002)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee as of December 31, 2008 is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Listed Private Equity Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Ronn R. Bagge	None	over $100,000
Marc M. Kole	None	over $100,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
H. Bruce Bond	None	over $100,000

As of the date of this SAI, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

As of April 1, 2008, the trusts in the Fund Family pay each Independent Trustee an annual retainer of $195,000 for their service as Trustee (the "Retainer"). The Trust and the PowerShares Exchange-Traded Fund Trust II ("Trust II") pay $155,000 of the Retainer, half of which is allocated pro rata between the funds of the Trust and Trust II, and the other half of which is allocated between the funds of the Trust and the funds of Trust II based on average net assets. The other trusts in the Fund Family pay the remaining $40,000 of the Retainer. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the Retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board of Trustees and committee meetings.

Prior to April 1, 2008, each Independent Trustee received an annual retainer of $130,000, half of which was allocated pro rata between the Trust and Trust II, and the other half of which was allocated pro rata between the funds of the Trust and the funds of Trust II based on average net assets. Each committee chair received an additional fee of $10,000 per year, allocated in the same manner.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Trust or Trust II that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met six times during the fiscal year ended April 30, 2009.

The Board of Trustees has an Audit Committee, consisting of the four Independent Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board of Trustees the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended April 30, 2009, the Audit Committee held five meetings.

The Board of Trustees also has a Nominating and Governance Committee consisting of the four Independent Trustees. Messrs. Bagge, Kole, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board of Trustees membership, and evaluate candidates for Board of Trustees membership. The Board of Trustees will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended April 30, 2009, the Nominating and Corporate Governance Committee held four meetings.

The following sets forth the fees paid to each Trustee for the fiscal year ended April 30, 2009:

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex(1)
Ronn R. Bagge	$163,110	N/A	$205,000
Marc M. Kole	163,110	N/A	205,000
Philip M. Nussbaum	155,153	N/A	195,000
Donald H. Wilson	155,153	N/A	195,000
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the trusts in the Fund Family as of April 30, 2009 before deferral by the Trustees under the DC Plan. As of April 30, 2009, the values of the deferral accounts for Messrs. Bagge and Nussbaum pursuant to the DC Plan were $[ ] and $[ ], respectively.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of the Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board of Trustees (or individual Board of Trustees members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Board of Trustees members). The shareholder may send the communication to either the Trust's office or directly to such Board of Trustees members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management. Such communications will be forwarded to the Board of Trustees at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for and manages the investment and reinvestment of the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees a team of the Portfolio Managers responsible for the day-to-day management of the Fund. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for the Fund's day-to-day management. Mr. Hubbard receives management assistance from John Browning, Michael Jeanette, Jeffrey Kernagis and Brian McGreal.

As of August 1, 2009, in addition to the 62 Funds of the Trust, Mr. Southard managed [    ] portfolios of exchange-traded funds in the Fund Family with a total of approximately $[    ] billion in assets, no other pooled investment vehicles and [    ] exchange-traded funds listed in Europe with a total of approximately $[      ] million in assets.

As of August 1, 2009, in addition to the 62 Funds of the Trust, Mr. Hubbard managed [    ] portfolios of exchange-traded funds in the Fund Family with a total of approximately $[    ] billion in assets, no other pooled investment vehicles and [    ] exchange-traded funds listed in Europe with a total of approximately $[      ] million in assets.

As of August 1, 2009, in addition to the 58 Funds of the Trust, Mr. Browning managed three portfolios of exchange-traded funds in the Fund Family with a total of approximately $[6.4] billion in assets and no other pooled investment vehicles.

As of August 1, 2009, in addition to the [    ] Funds of the Trust, Mr. Jeanette managed [      ] portfolios of exchange-traded funds in the Fund Family with a total of approximately $[     ] million in assets and no other pooled investment vehicles.

As of August 1, 2009, in addition to the [         ] Funds of the Trust, Mr. Kernagis managed [       ] portfolios of exchange-traded funds in the Fund Family with a total of approximately $[       ] million in assets, no other pooled investment vehicles and no other accounts.

As of August 1, 2009, in addition to the [         ] Funds of the Trust, Mr. McGreal managed [     ] portfolios of exchange-traded funds in the Fund Family with a total of approximately $[     ] billion in assets, no other pooled investment vehicles and [     ] exchange-traded funds listed in Europe with a total of approximately $[      ] million in assets.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index or Underlying Intellidex. The Adviser does not believe that management of the different funds presents a material conflict of interest for the portfolio manager or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers.

As of July 31, 2009, the dollar range of securities beneficially owned by Mr. Southard in the Trust was over $1,000,000. As of July 31, 2009, the dollar ranges of securities beneficially owned by Messrs. Browning, Hubbard, Jeanette, Kernagis and McGreal were $0, $0, $0, $1-$10,000 and $0, respectively. The portfolio holdings of Messrs. Southard and Kernagis as of July 31, 2009 are shown below.

[CONFIRM]

John W. Southard, Jr.	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic MagniQuant Portfolio					X
PowerShares Dynamic Market Portfolio						X
PowerShares Dynamic OTC Portfolio				X
PowerShares WilderHill Progressive Energy Portfolio				X
PowerShares Listed Private Equity Portfolio				X
PowerShares Dynamic Health Sector Portfolio				X
PowerShares Golden Dragon Halter USX China Portfolio				X
PowerShares Dynamic Utilities Portfolio		X
PowerShares International Dividend Achievers				X
PowerShares Zacks Micro Cap Portfolio				X
PowerShares Dynamic Semiconductors Portfolio			X
PowerShares Dynamic Food & Beverage Portfolio			X
PowerShares Dynamic Small Cap Value Portfolio				X

Jeffrey Kernagis	Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares WilderHill Clean Energy Portfolio	X

Investment Advisory Agreement. Pursuant to an Investment Advisory Agreement between the Adviser and the Trust, the Fund has agreed to pay an annual advisory fee equal to a 0.50% of its average daily net assets (the "Advisory Fee").

The Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses.

The Adviser has entered into an Amended and Restated Excess Expense Agreement (the "Expense Agreement") with the Trust, pursuant to which for the Fund the Adviser has agreed to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes and extraordinary expenses) from exceeding 0.60% of its average net assets, at least until August 31, 2010. The offering costs excluded from the Expense Cap set forth below for the Fund are: (a) legal fees pertaining to the Fund's Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid to be listed on an exchange. The Expense Agreement also provides that the expenses borne by the Adviser are subject to recapture by the Adviser for up to three years from the date the fee or expense was borne by the Adviser, but no recapture payment will be made by the Fund if it would result in the Fund exceeding its Expense Cap.

The aggregate amount of the Advisory Fee paid by the Fund to the Adviser during the Fund's fiscal years ended April 30, 2007, 2008 and 2009, and the aggregate amount of fees waived by the Adviser (net of expenses reimbursed to the Adviser under the Expense Agreement) during those periods are set forth in the chart below with respect to the Fund.

	Advisory Fees Paid for the Fiscal Year Ended			(Waivers) and/or Recapture for the Fiscal Year Ended
	April 30, 2007	April 30, 2008	April 30, 2009	April 30, 2007	April 30, 2008	April 30, 2009	Date of Commencement of Operations
PowerShares Global Listed Private Equity Portfolio	$194,749	$676,065	$405,010	($42,623)	($8,102)	($63,581)	10/24/06

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 31, 2010, and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

Invesco PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Invesco Ltd. is the parent company of Invesco PowerShares Capital Management LLC and is located at Two Peachtree Pointe, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Administrator. The Bank of New York Mellon (formerly known as The Bank of New York) ("BONY" or the "Administrator") serves as administrator for the Fund. Its principal address is 101 Barclay St., New York, New York 10286.

BONY serves as Administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated, on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Fund. BONY will generally assist in all aspects of the Trust's and the Fund's operations including; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board of Trustees, provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

Pursuant to the Administrative Services Agreement, the Trust has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Administrative Services Agreement between BONY and the Trust, the Fund has agreed to pay an annual administrative services fee of 0.03% of its average daily net assets or the minimum annual fee of $60,000, whichever is higher. The aggregate amount of the administrative fee paid by the Fund to BONY during the Fund's fiscal years ended April 30, 2007, 2008 and 2009 are set forth in the chart below. Effective April 1, 2007, the Fund agreed to pay the higher of: (1) an annual accounting and administrative services fee of up to 0.05% of the Trust's average daily net assets which will be allocated among the funds based on each fund's average daily net assets; and (2) the minimum annual fee of up to $115,000.

	Administrative Fees Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares Global Listed Private Equity Portfolio	$6,572	$76,692	$74,983

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay St., New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Fund's assets, calculates the NAV of Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Fund pursuant to a transfer agency agreement (the "Transfer Agency Agreement"). Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). BONY may be reimbursed by the Fund for its out-of-pocket expenses.

Pursuant to the Custodian Agreement between BONY and the Trust, the Fund has agreed to pay an annual custody fee of 0.0075% of its average daily net assets or the minimum annual fee of $3,600, whichever is higher. Effective April 1, 2007, the Fund has agreed to pay the higher of: (1) an annual custody fee of up to 0.00675% of the Trust's average daily net assets which will be allocated among the funds based on each fund's average daily net assets; and (2) the minimum annual fee of $3,600.

Pursuant to the Transfer Agency Agreement between BONY and the Trust, the Fund has agreed to an annual minimum transfer agency fee of $2,400.

Pursuant to the Fund Accounting Agreement between BONY and the Trust, the Fund has agreed to pay an annual fund accounting fee of 0.02% of its average daily net assets or the minimum annual fee of $55,000, whichever is higher. Effective April 1, 2007, the Fund agreed to pay a combined annual accounting and administrative services fee, as discussed under the "Administrative Services Agreement" section.

Distributor. Invesco Aim Distributors, Inc. is the Distributor of the Fund's Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit

Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. The Fund's Underlying Index is called the Red Rocks Capital Global Listed Private Equity IndexSM.

The only relationship that Red Rocks has with the Adviser or Distributor of PowerShares Global Listed Private Equity Portfolio in connection with the Fund is that Red Rocks has licensed certain of its intellectual property, including the determination of the component stocks of the Underlying Index and the name of the Underlying Index. The Underlying Index is selected and calculated without regard to the Adviser, Distributor or owners of the Fund. Red Rocks has no obligation to take the specific needs of the Adviser, Distributor or owners of the Fund into consideration in the determination and calculation of the Underlying Index. Red Rocks is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Fund or in the determination or calculation of the asset value of the Fund. Red Rocks has no obligation or liability in connection with the administration, marketing or trading of the Fund.

RED ROCKS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUND OR THE UNDERLYING INDEX. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. RED ROCKS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUND OR TO THE UNDERLYING INDEX OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL RED ROCKS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUND OR THE UNDERLYING INDEX, EVEN IF RED ROCKS IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by the Fund during the Fund's fiscal years ended April 30, 2007, 2008 and 2009 are set forth in the chart below.

	Brokerage Commissions Paid for the Fiscal Year Ended
Fund	April 30, 2007	April 30, 2008	April 30, 2009
PowerShares Global Listed Private Equity Portfolio	$18,831	$56,173	$333,787

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on June 9, 2000.

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently offers shares of 62 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval.

Each Share issued by the Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board of Trustees with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Fund, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees without shareholder vote. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation. The Trust's Declaration also provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund, or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of the Trust have the right to call a special meeting to remove one or more Trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following table sets forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of the Fund's outstanding equity securities as of August 1, 2009:

[To be updated.]

POWERSHARES GLOBAL LISTED PRIVATE EQUITY PORTFOLIO

Name & Address	% Owned
[ ] [ ] [ ]	[ ]%
[ ] [ ] [ ]	[ ]%
[ ] [ ] [ ]	[ ]%
[ ] [ ] [ ]	[ ]%
[ ] [ ] [ ]	[ ]%
[ ] [ ] [ ]	[ ]%

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. ("NYSE") and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are summarized in Appendix A to this SAI. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Fund also is available at no charge, upon request, by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187 or on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Fund's portfolio holdings with the SEC on Form N-Q. The Trust also discloses a complete schedule of the Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q for the Fund is available on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund's Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and BONY will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of the Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of the Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of the Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant" or "AP." Investors should contact the Distributor for the names of APs that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE, as applicable ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an AP by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an AP.

All orders from investors who are not APs to create Creation Unit Aggregations shall be placed with an AP, as applicable, in the form required by such AP. In addition, the AP may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of the Fund have to be placed by the investor's broker through an AP that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the

Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "—Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to domestic funds. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see "—Placement of Creation Orders Outside Clearing Process—Domestic Funds" and "—Placement of Creation Orders Outside Clearing Process—Foreign Funds").

Placement of Creation Orders Using Clearing Process—Domestic Funds. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m., Eastern time, or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the AP shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. APs will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for the Fund to maintain an account into which the AP shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an AP on its behalf or another investor's behalf by the closing time of the regular trading session on the applicable exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The AP must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient to the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with the Fund's Participant Agreement, Creation Unit Aggregations will be issued to an AP, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the AP to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the AP's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the AP acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee and the Maximum Creation/Redemption Transaction Fee for the Fund are set forth under the section "Creations, Redemptions and Transaction Fees" in the Fund's prospectus.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the relevant Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an AP by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an AP to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for the Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the AP on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and PowerShares CleantechTM Portfolio (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming APs generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in the foreign countries relevant to the Fund.

A redeeming Beneficial Owner, or AP action on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of shares of the Fund must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In accordance with the relevant AP's agreement, in the event that the AP has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the AP to deliver the missing shares as soon as possible. Such undertaking shall be secured by the AP to deliver the missing shares as soon as possible. Such understanding shall be secured by the AP's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115% of the value of the missing shares, which the Adviser may change from time to time.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the AP. The AP's agreement will permit the Trust, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the AP to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component, and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of the Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of the Fund are delivered through DTC to the Custodian by 11:00 a.m., Eastern time the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An AP or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The AP may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. The Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). The Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming APs, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for the Fund, in certain circumstances. The holidays applicable to the Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2009 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA:

Jan 1	May 1	Aug 17	Dec 24

Apr 6	May 25	Oct 12	Dec 25

Apr 9	Jun 15	Nov 6	Dec 31

Apr 10	Jul 9	Dec 8

AUSTRALIA:

Jan 1	Apr 13	Jun 8	Nov 3

Jan 26	Apr 27	Aug 3	Dec 25

Mar 2	May 4	Aug 12	Dec 28

Mar 9	May 18	Sep 28

Apr 10	Jun 1	Oct 5

AUSTRIA:

Jan 1	May 1	Oct 26	Dec 31

Jan 6	May 21	Dec 8

Apr 10	Jun 1	Dec 24

Apr 13	Jun 11	Dec 25

BAHRAIN:

Jan 1	Sep 20	Dec 16

Jan 5	Sep 21	Dec 18

Jan 6	Sep 22

Mar 8	Nov 29

BELGIUM:

Jan 1	May 1	Jun 1	Nov 11

Apr 10	May 21	Jul 21	Dec 25

Apr 13	May 22	Nov 2

BRAZIL:

Jan 1	Apr 10	Jul 9	Nov 20

Jan 20	Apr 21	Sep 7	Dec 24

Feb 23	May 1	Oct 12	Dec 25

Feb 24	Jun 11	Nov 2	Dec 31

CANADA:

Jan 1	May 18	Sep 7	Dec 28

Jan 2	Jun 24	Oct 12

Feb 16	Jul 1	Nov 11

Apr 10	Aug 3	Dec 25

CHILE:

Jan 1	Jun 8	Dec 8

Apr 10	Jun 29	Dec 25

May 1	Sep 18	Dec 31

May 21	Oct 12

CHINA:

Jan 1	Feb 3	May 7	Oct 6

Jan 19	Feb 16	May 25	Oct 7

Jan 26	May 1	Sept 7	Oct 12

Jan 27	May 2	Oct 1	Nov 11

Jan 28	May 3	Oct 2	Nov 26

Jan 29	May 4	Oct 3	Dec 25

Jan 30	May 5	Oct 4

Feb 2	May 6	Oct 5

DENMARK:

Jan 1	May 8	Dec 24

Apr 9	May 21	Dec 25

Apr 10	Jun 1	Dec 31

Apr 13	Jun 5

EGYPT:

Jan 1	Apr 27	Jul 23	Dec 7

Jan 7	Apr 28	Oct 1	Dec 8

Jan 10	May 1	Oct 2	Dec 9

Mar 20	Jul 1	Oct 6	Dec 29

FINLAND:

Jan 1	May 1	Dec 25

Jan 6	May 21	Dec 31

Apr 10	Jun 19

Apr 13	Dec 24

FRANCE:

Jan 1	May 8	Dec 25

Apr 10	May 21

Apr 13	Jul 14

May 1	Nov 11

GERMANY:

Jan 1	Apr 13	Jun 11

Jan 6	May 1	Dec 24

Feb 23	May 21	Dec 25

Apr 10	Jun 1	Dec 31

GREECE:

Jan 1	Apr 10	May 1

Jan 6	Apr 13	Jun 8

Mar 2	Apr 17	Oct 28

Mar 25	Apr 20	Dec 25

HONG KONG:

Jan 1	Apr 13	Oct 26

Jan 26	May 1	Dec 24

Jan 27	May 28	Dec 25

Jan 28	Jul 1	Dec 31

Apr 10	Oct 1

INDONESIA:

Jan 1	May 21	Sep 23

Jan 2	Jul 20	Nov 27

Jan 26	Aug 17	Dec 18

Mar 9	Sep 18	Dec 24

Mar 26	Sep 21	Dec 25

Apr 10	Sep 22	Dec 31

IRELAND:

Jan 1	May 1	Oct 26	Dec 29

Mar 17	May 4	Dec 24

Apr 10	Jun 1	Dec 25

Apr 13	Aug 3	Dec 28

ITALY:

Jan 1	May 1	Dec 24

Jan 6	Jun 2	Dec 25

Apr 10	Jun 29	Dec 31

Apr 13	Dec 8

JAPAN:

Jan 1	Apr 29	Sep 22	Dec 23

Jan 2	May 4	Sep 23	Dec 31

Jan 12	May 5	Oct 12

Feb 11	Jul 20	Nov 3

Mar 20	Sep 21	Nov 23

JORDAN:

Jan 1	Apr 30	Sep 20-24	Nov 30

Jan 29	May 25	Nov 26	Dec 31

Mar 9	Jul 20	Nov 29

KUWAIT:

Jan 1	Sep 21	Dec 1

Jan 4	Sep 22

Feb 25	Sep 23

Mar 9	Nov 29

Jul 20	Nov 30

LEBANON:

Jan. 1	Apr. 10	Nov. 27

Jan. 6	Apr. 17	Dec. 18

Feb. 9	May 1	Dec. 25

Mar. 9	Sept. 21

LUXEMBOURG:

Jan 1	May 1	Aug 15	Dec 26

Feb 4	May 12	Nov 1

Mar 24	Jun 23	Dec 25

MALAYSIA:

Jan 1	Mar 9	Jun 6	Oct 17

Jan 26	May 1	Aug 31	Nov 27

Jan 27	May 9	Sep 21	Dec 18

Feb 2	Jun 1	Sep 22	Dec 25

MEXICO:

Jan 1	Apr 9	Nov 2

Feb 2	Apr 10	Nov 16

Feb 5	May 1	Nov 20

Mar 16	Sep 16	Dec 25

MOROCCO:

Jan 1	Aug 14	Nov 27

Mar 10	Aug 20-21	Dec 18

Mar 11	Sep 21-22

May 1	Nov 6

Jul 30	Nov 18

NETHERLANDS:

Jan 1	May 1

Apr 10	May 21

Apr 13	Jun 1

Apr 30	Dec 25

NEW ZEALAND:

Jan 1	Feb 6	Oct 26

Jan 2	Apr 10	Dec 25

Jan 19	Apr 13	Dec 28

Jan 26	Jun 1

NORWAY:

Jan 1	May 1	Dec 25

Apr 9	May 21	Dec 31

Apr 10	Jun 1

Apr 13	Dec 24

OMAN:

Jan. 1	Sept. 20	Nov. 19	Dec.10

Mar. 9	Sept. 21	Nov. 29

July 20	Sept. 22	Nov. 30

July 23	Nov. 18	Dec. 1

PHILIPPINES:

Jan 1	May 1	Nov 2	Dec 30

Feb 25	Jun 12	Nov 30	Dec 31

Apr 9	Aug 21	Dec 24

Apr 10	Sep 21	Dec 25

PORTUGAL:

Jan 1	May 1	Dec 1

Feb 24	Jun 10	Dec 8

Apr 10	Jun 11	Dec 24

Apr 13	Oct 5	Dec 25

QATAR:

Jan 1	Dec 2

Sep 20	Dec 3

Sep 22

Dec 1

SINGAPORE:

Jan l	May 1	Oct 17

Jan 26	May 9	Nov 27

Jan 27	Aug 10	Dec 25

Apr 10	Sep 21

SOUTH AFRICA:

Jan 1	May 1	Dec 16

Apr 10	Jun 16	Dec 25

Apr 13	Aug 10

Apr 27	Sep 24

SOUTH KOREA:

Jan 1	May 1	Oct 2

Jan 26	May 5	Dec 25

Jan 27	Jul 17	Dec 31

SPAIN:

Jan 1	Apr 10	Oct 12	Dec 25

Jan 6	Apr 13	Nov 2

Mar 19	May 1	Nov 9

Apr 9	May 15	Dec 8

SWEDEN:

Jan 1	May 1	Dec 25

Jan 6	May 21	Dec 31

Apr 10	Jun 19

Apr 13	Dec 24

SWITZERLAND:

Jan 1	Apr 10	Jun 1	Dec 8

Jan 2	Apr 13	Jun 11	Dec 24

Jan 6	May 1	Jun 29	Dec 25

Mar 19	May 21	Sep 10	Dec 31

TAIWAN:

Jan l	Jan 26	Jan 29

Jan 22	Jan 27	May 1

Jan 23	Jan 28	May 28

THAILAND:

Jan 1	Apr 13	May 5	Aug 12	Dec 31

Jan 2	Apr 14	May 11	Oct 23

Feb 9	Apr 15	Jul 1	Dec 7

Apr 6	May 1	Jul 8	Dec 10

UNITED ARAB EMIRATES:

Jan 1	Dec 2

Mar 8	Dec 17

Jul 19

Sep 20

Sep 21

UNITED KINGDOM:

Jan 1	May 4	Dec 25

Apr 10	May 25	Dec 26

Apr 13	Aug 31

UNITED STATES:

Jan 1	Jul 3	Dec 1

Jan 19	Sep 7

Feb 16	Oct 12

Apr 10	Nov 11

May 25	Nov 26

VENEZUELA:

Jan 1	Apr 9-10	Jun 24	Dec 7

Jan 5	May 1	Jun 29	Dec 25

Feb 23-24	May 25	Jul 24

Mar 19	Jun 15	Oct 12

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2009*

	Beginning of Settlement Period	End of Settlement Period	Days in Settlement Period
Abu Dhabi	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
Argentina	04/03/09	04/11/09	8
	04/04/09	04/12/09	8
	04/05/09	04/13/09	8
China	01/21/09	02/02/09	12
	01/22/09	02/03/09	12
	01/23/09	02/04/09	12
	09/23/09	10/06/09	13
	09/24/09	10/07/09	13
	09/25/09	10/08/09	13
Denmark	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
Dubai	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
Indonesia	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11
Israel	04/02/09	04/13/09	11
	04/06/09	04/16/09	10
	04/07/09	04/20/09	13
	04/13/09	04/21/09	8
Japan	04/28/09	05/07/09	9
	04/30/09	05/08/09	8
	05/01/09	05/11/09	10
	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/28/09	10
Norway	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8

	Beginning of Settlement Period	End of Settlement Period	Days in Settlement Period
Oman	07/16/09	07/27/09	11
	09/15/09	09/28/09	13
	09/16/09	09/29/09	13
	09/17/09	09/30/03	13
Philippines	12/23/09	01/04/10	12
	12/28/09	01/05/10	8
	12/29/09	01/06/09	8
Qatar	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11
	11/25/09	12/03/09	8
Russia**	12/29/09	01/11/10	13
	12/30/09	01/12/10	13
	12/21/09	01/13/10	13
Taiwan	01/23/09	02/02/09	10

*  Holidays are subject to change without further notice.

**  Assume likely 2010 holiday based on prior year. Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T+3 cycle.

TAXES

The Fund intends to continue to qualify for and to elect to be treated as a separate regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a RIC the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets. If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another fund of the Trust and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

The Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of the Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

The Fund may make investments that are subject to special federal income tax rules, such as investments in structured notes, swaps, options and futures contracts. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund. The Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Certain of the Fund's investments may be classified as passive foreign investment companies ("PFICs") for U.S. federal income tax purposes. The Fund generally intends to elect to "mark to market" these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Fund has elected to mark to market will be ordinary income. By making the mark to market election, the Fund may be required to recognize income in excess of the distributions that it receives from its investments. Accordingly, the Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If the Fund does not make the "mark to market" election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund's shareholders.

Distributions from the Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Dividends declared by the Funds in October, November or December and paid to shareholders of record of such months during the following January may be treated as having been received by such shareholders in the year the distributions were declared.

Long-term capital gains of noncorporate taxpayers are generally taxed at a maximum of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years some ordinary dividends declared and paid by the Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. The Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, the Fund will report the amount of dividends to noncorporate shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed the Fund's current and accumulated earnings and profit, the excess will, for U.S. federal income tax purposes, be treated as a tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of the Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to United States withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States or (ii) in the case of an noncorporate shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to United States federal net income taxation at regular income tax rates. Furthermore, for taxable years beginning before January 1, 2010, the Fund may, under certain circumstances, designate all or a portion of a dividend as an "interest-related dividend" or a "short-term capital gain dividend." An interest-related dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, provided certain other requirements are met. A short-term capital gain dividend that is received by a nonresident alien or foreign entity generally would be exempt from the 30% U.S. withholding tax, unless the foreign person is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the taxable year. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. The Fund expects to qualify for and intends to make this election. For any year that the Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from the Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by the Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

The Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indices required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for the Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to the Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing the Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange on which the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Trust's Pricing Committee in accordance with procedures adopted by the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017, serves as the Fund's independent registered public accounting firm. PricewaterhouseCoopers LLP audits the Fund's financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements, including the financial highlights appearing in the Trust's Annual Reports to shareholders for the fiscal year ended April 30, 2009 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust's Annual Reports at no charge by calling 800.983.0903 during normal business hours.

APPENDIX A

Invesco PowerShares Capital Management LLC

2008 PROXY VOTING POLICY—OVERVIEW

For those ETFs for which Invesco PowerShares Capital Management LLC ("Invesco PowerShares") has explicit or implicit authority to vote proxies, Invesco PowerShares:

1)  applies its proxy voting policies consistently;

2)  documents the reasons for voting; and

3)  maintains records of voting activities for clients and regulating authorities;

4)  monitors voting activity for potential conflicts of interest.

Proxy Voting

In order to facilitate this proxy voting process, Invesco PowerShares has retained Glass Lewis & Co., to assist the firm with in-depth proxy research and has retained Broadridge to vote execution and the recordkeeping necessary for tracking proxy voting for the appropriate client account. Invesco PowerShares votes according to Glass Lewis & Co voting recommendations to the extent that there is not a material conflict of interest. Glass Lewis & Co., specializes in providing a variety of fiduciary-level services related to proxy voting. Glass Lewis & Co Proxy Paper Policy Guidelines—An Overview of the Glass Lewis Approach to Proxy Advice 2008 Proxy Season is available upon request. To request a copy please call Invesco PowerShares at 800.983.0903.

Procedures for Addressing Material Conflicts of Interest

Example of potential conflicts of interest includes situations where the Adviser or an affiliate, or personnel of either entity:

1.  Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast

2.  Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, the Adviser will resolve such a conflict in the manner described below.

The adviser shall periodically review the proxy voting record to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees on the other hand (a potential conflict). The adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interest of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed Glass Lewis's proxy voting policies, or (ii) the Adviser may engage an independent third-party to determine how the proxy should be voted. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior managers actually knew or reasonably should have know of the potential conflict.

A-1

Share blocking

The Adviser my choose not to vote proxies in certain situations or for certain accounts either where it deems the cost of doing so to be prohibitive or where the exercise of voting rights could restrict the ability of an account's portfolio manager to freely trade the security in question. For example, in accordance with local law or business practices, many foreign companies prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Due to these restrictions, the adviser must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly the Adviser will not vote those proxies in the absence of an unusual significant vote.

Special Policy

With respect to the PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio, the Adviser will vote proxies in accordance with Sections 12(d)(1)(E) and 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Financial Preferred Portfolio, PowerShares Global Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio and PowerShares Lux Nanotech Portfolio in the same proportion as the vote of all other holders of such security.

A-2

POWERSHARES EXCHANGE-TRADED FUND TRUST

PART C. OTHER INFORMATION

Item 23.  Exhibits.

(a)           Amended and Restated Declaration of Trust of the Registrant dated April 7, 2003, is incorporated by reference to Exhibit (a)(1) of the Initial Registration Statement, filed on April 16, 2003.

(b)           Amended and Restated By-laws of the Registrant, is incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 73, filed on June 6, 2006.

(c)           Not applicable.

(d)

(1)           Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for Funds launched prior to June 30, 2007, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 184, filed on May 23, 2008.

(2)           Investment Advisory Agreement between the Registrant and Invesco PowerShares Capital Management LLC, for Funds launched after June 30, 2007, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No, 184, filed on May 23, 2008.

(3)           Excess Expense Agreement between the Registrant and Invesco PowerShares Capital Management LLC, is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 184, filed on May 23, 2008.

(e)           Not applicable.

(f)            Not applicable.

(g)           (i)            Form of Custody Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (g)(1) of the Initial Registration Statement, filed on April 16, 2003.

(g)           (ii)           Form of Foreign Custody Manager Agreement between PowerShares Exchange-Traded Fund Trust II and The Bank of New York, is incorporated herein by reference to exhibit (g)(ii) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of PowerShares Exchange-Traded Fund Trust II, filed on June 6, 2007.

(h)

1.             Form of Fund Administration and Accounting Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (h)(1) of the Initial Registration Statement filed on April 16, 2003.

2.             Form of Transfer Agency and Service Agreement between Registrant and The Bank of New York, is incorporated by reference to Exhibit (h)(2) of the Initial Registration Statement, filed on April 16, 2003.

3.             Form of Participant Agreement between ALPS Distributors, Inc., The Bank of New York and the Participant, is incorporated by reference to Exhibit (h)(3) of the Initial Registration Statement, filed on April 16, 2003.

4.             Form of Participant Agreement between Invesco Aim Distributors, Inc., the Bank of New York and PowerShares Exchange-Traded Fund Trust II, is incorporated herein by reference to

Exhibit (h)(c) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A of PowerShares Exchange-Traded Fund Trust II, filed on June 6, 2007.

5.             Form of Sublicensing Agreement between the Registrant and the Adviser, is incorporated by reference to Exhibit (h)(d) of Post-Effective Amendment No. 14, filed on November 24, 2004.

(i)

1.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Brand Name Products and PowerShares NASDAQ Internet Portfolios), to be filed by amendment.*

2.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Brand Name Products and PowerShares NASDAQ Internet Portfolios), to be filed by amendment.*

3.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio and PowerShares Dynamic Healthcare Services Portfolio), is incorporated herein by reference to Exhibit (i)(c) of Post-Effective Amendment No. 88, filed on October 10, 2006.

4.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio and PowerShares Dynamic Healthcare Services Portfolio), incorporated herein by reference to Exhibit (i)(d) of Post-Effective Amendment No. 88, filed on October 10, 2006.

5.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.*

6.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.*

7.             Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction

Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, TM PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(l) of Post-Effective Amendment No. 9, filed on August 27, 2004, Exhibit (i)(a) of Post-Effective Amendment No. 14, filed on November 24, 2004, Exhibit (i)(e) of Post-Effective Amendment No. 20, filed on February 25, 2005, Exhibit (i)(g) of Post-Effective Amendment No. 26, filed on May 13, 2005, Exhibit (i)(i) of Post-Effective Amendment No. 45, filed on September 12, 2005, Exhibit (i)(k) of Post-Effective Amendment No. 38, filed on August 17, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 55, filed on October 25, 2005, Exhibit (i)(k) of Post-Effective Amendment No. 61, filed on December 2, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 62, filed on December 2, 2005 and Exhibit (i)(o) of Post-Effective Amendment No. 68, filed on February 10, 2006.

8.             Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(2) of Post-Effective Amendment No. 9, filed on August 27, 2004, Exhibit (i)(b) of Post-Effective Amendment No. 14, filed on November 24, 2004, Exhibit (i)(f) of Post-Effective Amendment No. 20, filed on February 25, 2005, Exhibit (i)(h) of Post-Effective Amendment No. 26, filed on May 13, 2005, Exhibit (i)(j) of Post-Effective Amendment No. 45, filed on September 12, 2005, Exhibit (i)(l) of Post-Effective Amendment No. 38, filed on August 17, 2005, Exhibit (i)(n) of Post-Effective Amendment No. 55, filed on October 25, 2005, Exhibit (i)(l) of Post-Effective Amendment No. 61, filed on December 2, 2005, Exhibit (i)(m) of Post-Effective Amendment No. 62, filed on December 2, 2005, and Exhibit (i)(p) of Post-Effective Amendment No. 68, filed on February 10, 2006.

9.             Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers TM Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic

Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio, PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, TM PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (i)(i) of Post-Effective Amendment No. 83, filed on August 29, 2006.

10.           Opinion and Consent of Clifford Chance US LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (i)(j) of Post-Effective Amendment No. 85, filed on September 19, 2006.

11.           Opinion and Consent of Bingham McCutchen, LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (i)(k) of Post-Effective Amendment No. 85, filed on September 19, 2006.

12.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (i)(l) of Post-Effective Amendment No. 99, filed on November 28, 2006.

13.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (i)(m) of Post-Effective Amendment No. 99, filed on November 28, 2006.

14.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (i)(n) of Post-Effective Amendment No. 93, filed on October 20, 2006.

15.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (i)(o) of Post-Effective Amendment No. 93, filed on October 20, 2006.

16.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers TM Portfolio and PowerShares India Tiger TM Portfolio), to be filed by amendment.

17.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers TM Portfolio and PowerShares India Tiger Portfolio), to be filed by amendment.

18.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers TM Portfolio), is incorporated by reference to Exhibit (i)(r) of Post-Effective Amendment No. 104, filed on December 18, 2006.

19.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers TM Portfolio), is incorporated by reference to Exhibit (i)(s) of Post-Effective Amendment No. 104, filed on December 18, 2006.

20.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (i)(t) of Post-Effective Amendment No. 114, filed on February 16, 2007.

21.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (i)(u) of Post-Effective Amendment No. 114, filed on February 16, 2007.

22.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(22) of Post-Effective Amendment No. 183, filed on May 23, 2008.

23.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(23) of Post-Effective Amendment No. 183, filed on May 23, 2008.

24.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(22) of Post-Effective Amendment No. 151, filed on December 16, 2007.

25.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (i)(23) of Post-Effective Amendment No. 151, filed on December 16, 2007.

26.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (i)(26) of Post-Effective Amendment No. 169, filed on March 28, 2008.

27.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (i)(27) of Post-Effective Amendment No. 169, filed on March 28, 2008.

28.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares DJIA BuyWrite Portfolio and PowerShares Lux Nanotech Portfolio), to be filed by amendment.

29.           Opinion and Consent of Bingham McCutchen, LLP (with respect to the PowerShares DJIA BuyWrite Portfolio and PowerShares Lux Nanotech Portfolio), to be filed by amendment.

30.           Opinion and Consent of Clifford Chance US LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (i)(30) of Post-Effective Amendment No. 184, filed on May 23, 2008.

31.           Opinion and Consent of Bingham  McCutchen, LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (i)(31) of Post-Effective Amendment No. 184, filed on May 23, 2008.

32.           Consent of Clifford Chance US LLP (with respect to the PowerShares Cleantech TM Portfolio), is incorporated by reference to Exhibit (i)(32) of Post-Effective Amendment No. 196, filed on July 1, 2008.

33.           Consent of Clifford Chance US LLP (with respect to the PowerShares Aerospace & Defense Portfolio, PowerShares Buyback Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Hardware &  Consumer Electronics Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Growth Rate Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NASDAQ-100 BuyWrite Portfolio, PowerShares NASDAQ Internet Portfolio, PowerShares NASDAQ NextQ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line Timeliness™  Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio), is filed herewith.

34.           Consent of Clifford Chance US LLP  (with respect to the PowerShares Global Listed Private Equity Portfolio), to be filed by amendment.

(j)

1.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Brand Name Products and PowerShares NASDAQ Internet Portfolios), to be filed by amendment.

2.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Healthcare Services Portfolio), is incorporated by reference to Exhibit (j)(b) of Post-Effective Amendment No. 91, filed on October 11, 2006.

3.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares REIT Preferred Portfolio and PowerShares Value Line 400 Portfolio), to be filed by amendment.

4.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Market Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Yield Equity Dividend Achievers Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Pharmaceuticals Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dividend Achievers TM Portfolio, PowerShares High Growth Rate Dividend Achievers TM Portfolio, PowerShares International Dividend Achievers TM Portfolio PowerShares Zacks Micro Cap Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares Aerospace & Defense Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares Water Resources Portfolio, PowerShares Value Line Timeliness TM Select Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio and PowerShares Zacks Small Cap Portfolio), is incorporated by reference to Exhibit (j)(c) of Post-Effective Amendment No. 83, filed on August 29, 2006.

5.             Consent of PricewaterhouseCoopers LLP (with respect to PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio and PowerShares FTSE RAFI Sector Financials Portfolio), is incorporated by reference to Exhibit (j)(d) of Post-Effective Amendment No. 85, filed on September 19, 2006.

6.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Small Cap Portfolio and PowerShares Value Line Industry Rotation Portfolio), is incorporated by reference to Exhibit (j)(f) of Post-Effective Amendment No. 99, filed on November 28, 2006.

7.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Financial Preferred Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares WilderHill Progressive Energy Portfolio and PowerShares Cleantech™ Portfolio), is incorporated by reference to Exhibit (j)(g) of Post-Effective Amendment No. 93, filed on October 20, 2006.

8.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Autonomic Allocation Research Affiliates Portfolio, PowerShares NASDAQ (R)  Dividend Achievers Portfolio and PowerShares India Tiger Portfolio), to be filed by amendment.

9.             Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Aggressive Growth Portfolio and PowerShares Buyback Achievers™ Portfolio), is incorporated by reference to Exhibit (j)(i) of Post-Effective Amendment No. 104, filed on December 18, 2006.

10.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares DWA Technical Leaders TM Portfolio), is incorporated by reference to Exhibit (j)(j) of Post-Effective Amendment No. 114, filed on February 16, 2007.

11.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares NASDAQ-100 BuyWrite Portfolio), is incorporated by reference to Exhibit (j)(12) of Post-Effective Amendment No. 183, filed on May 23, 2008.

12.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares S&P 500 BuyWrite Portfolio), is incorporated by reference to Exhibit (j)(11) of Post-Effective Amendment No. 151, filed on December 16, 2007.

13.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares FTSE NASDAQ Small Cap Portfolio and PowerShares  NASDAQ Next-Q Portfolio), is incorporated by reference to Exhibit (j)(8) of Post-Effective Amendment No. 169, filed on March 28, 2008.

14.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Lux Nanotech Portfolio and PowerShares Cleantech TM  Portfolio), to be filed by amendment.

15.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares NASDAQ Internet Portfolio), is incorporated by reference to Exhibit (j)(15) of Post-Effective Amendment No. 184, filed on May 23, 2008.

16.           Consent of PricewaterhouseCoopers LLP (with respect to the PowerShares Cleantech TM Portfolio), is incorporated by reference to Exhibit (j)(16) of Post-Effective Amendment No. 196, filed on July 1, 2008.

17.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Aerospace & Defense Portfolio, PowerShares Buyback Achievers™ Portfolio, PowerShares Cleantech™ Portfolio, PowerShares Dividend Achievers™ Portfolio, PowerShares DWA Technical Leaders™ Portfolio, PowerShares Dynamic Aggressive Growth Portfolio, PowerShares Dynamic Banking Portfolio, PowerShares Dynamic Basic Materials Sector Portfolio, PowerShares Dynamic Biotechnology & Genome Portfolio, PowerShares Dynamic Building & Construction Portfolio, PowerShares Dynamic Consumer Discretionary Sector Portfolio, PowerShares Dynamic Consumer Staples Sector Portfolio, PowerShares Dynamic Deep Value Portfolio, PowerShares Dynamic Energy Exploration & Production Portfolio, PowerShares Dynamic Energy Sector Portfolio, PowerShares Dynamic Financial Sector Portfolio, PowerShares Dynamic Food & Beverage Portfolio, PowerShares Dynamic Hardware & Consumer Electronics Portfolio, PowerShares Dynamic Healthcare Sector Portfolio, PowerShares Dynamic Healthcare Services Portfolio, PowerShares Dynamic Industrials Sector Portfolio, PowerShares Dynamic Insurance Portfolio, PowerShares Dynamic Large Cap Growth Portfolio, PowerShares Dynamic Large Cap Portfolio, PowerShares Dynamic Large Cap Value Portfolio, PowerShares Dynamic Leisure and Entertainment Portfolio, PowerShares Dynamic MagniQuant Portfolio, PowerShares Dynamic Market Portfolio, PowerShares Dynamic Media Portfolio, PowerShares Dynamic Mid Cap Growth Portfolio, PowerShares Dynamic Mid Cap Portfolio, PowerShares Dynamic Mid Cap Value Portfolio, PowerShares Dynamic Networking Portfolio, PowerShares Dynamic Oil & Gas Services Portfolio, PowerShares Dynamic OTC Portfolio, PowerShares Dynamic Pharmaceuticals

Portfolio, PowerShares Dynamic Retail Portfolio, PowerShares Dynamic Semiconductors Portfolio, PowerShares Dynamic Small Cap Growth Portfolio, PowerShares Dynamic Small Cap Portfolio, PowerShares Dynamic Small Cap Value Portfolio, PowerShares Dynamic Software Portfolio, PowerShares Dynamic Technology Sector Portfolio, PowerShares Dynamic Telecommunications & Wireless Portfolio, PowerShares Dynamic Utilities Portfolio, PowerShares FTSE NASDAQ Small Cap Portfolio, PowerShares Financial Preferred Portfolio, PowerShares FTSE RAFI Basic Materials Sector Portfolio, PowerShares FTSE RAFI Consumer Goods Sector Portfolio, PowerShares FTSE RAFI Consumer Services Sector Portfolio, PowerShares FTSE RAFI Energy Sector Portfolio, PowerShares FTSE RAFI Financials Sector Portfolio, PowerShares FTSE RAFI Health Care Sector Portfolio, PowerShares FTSE RAFI Industrials Sector Portfolio, PowerShares FTSE RAFI Telecommunications & Technology Sector Portfolio, PowerShares FTSE RAFI US 1000 Portfolio, PowerShares FTSE RAFI US 1500 Small-Mid Portfolio, PowerShares FTSE RAFI Utilities Sector Portfolio, PowerShares Golden Dragon Halter USX China Portfolio, PowerShares High Growth Rate Dividend Achievers™ Portfolio, PowerShares High Yield Equity Dividend Achievers™ Portfolio, PowerShares International Dividend Achievers™ Portfolio, PowerShares Listed Private Equity Portfolio, PowerShares Lux Nanotech Portfolio, PowerShares NASDAQ NextQ Portfolio, PowerShares S&P 500 BuyWrite Portfolio, PowerShares Value Line Industry Rotation Portfolio, PowerShares Value Line Timeliness™ Select Portfolio, PowerShares Water Resources Portfolio, PowerShares WilderHill Clean Energy Portfolio, PowerShares WilderHill Progressive Energy Portfolio, PowerShares Zacks Micro Cap Portfolio and PowerShares Zacks Small Cap Portfolio), is filed herewith.

18.           Consent of PricewaterhouseCoopers LLP (with respect to PowerShares Global Listed Private Equity Portfolio), to be filed by amendment.

(k)           Not applicable.

(l)            Not applicable.

(m)          Distribution and Service Plan, is incorporated by reference to Exhibit (e) of the Initial Registration Statement, filed on April 16, 2003.

(n)           Not applicable.

(o)           Not applicable.

(p)

a.             Code of Ethics of the Registrant and Invesco PowerShares Capital Management LLC is incorporated by reference to Exhibit (p)(a) of Post-Effective Amendment No. 26, filed on May 13, 2005.

b.             Code of Ethics of Invesco Aim Distributors, Inc., is incorporated by reference to Exhibit (p)(b) of Post-Effective Amendment No. 85, filed on September 19, 2006.

Other.

(1)           Powers of Attorney are incorporated by reference to Exhibit (q) of the Initial Registration Statement, filed on April 16, 2003.

(2)           Powers of Attorney of Marc M. Kole and Donald S. Wilson, are incorporated by reference to Exhibit (c)(2) of Post-Effective Amendment No.114, filed on February 16, 2006.

Item 24.  Persons Controlled by or Under Common Control with the Funds.

PROVIDE A LIST OR DIAGRAM OF ALL PERSONS DIRECTLY OR INDIRECTLY CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.  FOR ANY PERSON CONTROLLED BY ANOTHER PERSON, DISCLOSE THE PERCENTAGE OF VOTING SECURITIES OWNED BY THE IMMEDIATELY CONTROLLING PERSON OR OTHER BASIS OF THAT PERSON’S CONTROL.  FOR EACH COMPANY, ALSO PROVIDE THE STATE OR OTHER SOVEREIGN POWER UNDER THE LAWS OF WHICH THE COMPANY IS ORGANIZED.

None.

Item 25.  Indemnification.

STATE THE GENERAL EFFECT OF ANY CONTRACT, ARRANGEMENTS OR STATUTE UNDER WHICH ANY DIRECTOR, OFFICER, UNDERWRITER OR AFFILIATED PERSON OF THE REGISTRANT IS INSURED OR INDEMNIFIED AGAINST ANY LIABILITY INCURRED IN THEIR OFFICIAL CAPACITY, OTHER THAN INSURANCE PROVIDED BY ANY DIRECTOR, OFFICER, AFFILIATED PERSON, OR UNDERWRITER FOR THEIR OWN PROTECTION.

Reference is made to Article Twelve of the Registrant’s Declaration of Trust which is incorporated by reference herein:

The Registrant (also, the “Trust”) is organized as a Massachusetts business trust and is operated pursuant to an Amended and Restated Declaration of Trust, dated April 7, 2003 (the “Declaration of Trust”), that permits the Registrant to indemnify every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.  This indemnification is subject to the following conditions:

No indemnification shall be provided hereunder to a Covered Person:

i.              For any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

ii.             With respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust; or

iii.            In the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b) of this Section 12.4(c)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition, or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he or she did not engage in such conduct, such determination being made by:  (i) a vote of a majority of the Disinterested Trustees (as such term is defined in Section 12.4) acting on the matter (provided that a majority of Disinterested Trustees then in office act on the matter); or (ii) a written opinion of independent legal counsel.

The rights of indemnification under the Declaration of Trust may be insured against by policies maintained by the Trust, and shall be several, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person, and shall inure to the benefit of the heirs, executors and administrators of such a person.  Nothing contained in the Declaration of Trust shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under Section 12.4 of the Declaration of Trust shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he or she is not entitled to indemnification under Section 12.4 of the Declaration of Trust, provided that either:

i.              Such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

ii.             A majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to the facts available upon a full trial), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 12.4 of the Declaration of Trust, the following words shall have the meanings set forth below:

i.              A “Disinterested Trustee” is one (i) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending;

ii.             “Claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and “Liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Item 26.  Business and Other Connections of the Investment Adviser.

DESCRIBE ANY OTHER BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT OF A SUBSTANTIAL NATURE IN WHICH THE INVESTMENT ADVISER AND EACH DIRECTOR, OFFICER OR PARTNER OF THE INVESTMENT ADVISER, IS OR HAS BEEN, ENGAGED WITHIN THE LAST TWO FISCAL YEARS FOR HIS OR HER OWN ACCOUNT OR IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE.  (DISCLOSE THE NAME AND PRINCIPAL BUSINESS ADDRESS OF ANY COMPANY FOR WHICH A PERSON LISTED ABOVE SERVES IN THE CAPACITY OF DIRECTOR, OFFICER, EMPLOYEE, PARTNER OR TRUSTEE, AND THE NATURE OF THE RELATIONSHIP.)

Reference is made to the caption “Management of the Funds” in the Prospectus constituting Part A which is incorporated by reference to this Registration Statement and “Management” in the Statement of Additional Information constituting Part B which is incorporated by reference to this Registration Statement.

LISTED BELOW ARE THE OFFICERS AND TRUSTEES OF INVESCO POWERSHARES CAPITAL MANAGEMENT LLC:

The information as to the trustees and executive officers of Invesco PowerShares Capital Management LLC is set forth in Invesco PowerShares Capital Management LLC’s Form ADV filed with the Securities and Exchange Commission on February 21, 2003 (Accession No.:  42986583161 1B82) and amended through the date hereof, is incorporated herein by reference.

Item 27.  Principal Underwriters.

STATE THE NAME OF EACH INVESTMENT COMPANY (OTHER THAN THE REGISTRANT) FOR WHICH EACH PRINCIPAL UNDERWRITER CURRENTLY DISTRIBUTING SECURITIES OF THE REGISTRANT ALSO ACTS AS A PRINCIPAL UNDERWRITER, DEPOSITOR OR INVESTMENT ADVISER.

The sole principal underwriter for the Fund is Invesco Aim Distributors, Inc. which acts as distributor for the Registrant and the following other funds:

AIM CORE ALLOCATION PORTFOLIO SERIES

Series C

Series M

AIM COUNSELOR SERIES TRUST

AIM Floating Rate Fund

AIM Multi-Sector Fund

AIM Select Real Estate Income Fund

AIM Structured Core Fund

AIM Structured Growth Fund

AIM Structured Value Fund

AIM EQUITY FUNDS

AIM Capital Development Fund

AIM Charter Fund

AIM Constellation Fund

AIM Diversified Dividend Fund

AIM Large Cap Basic Value Fund

AIM Large Cap Growth Fund

AIM FUNDS GROUP

AIM Basic Balanced Fund

AIM European Small Company Fund

AIM Global Value Fund

AIM International Small Company Fund

AIM Mid Cap Basic Value Fund

AIM Select Equity Fund

AIM Small Cap Equity Fund

AIM GROWTH SERIES

AIM Basic Value Fund

AIM Conservative Allocation Fund

AIM Global Equity Fund

AIM Growth Allocation Fund

AIM Income Allocation Fund

AIM Independence New Fund

AIM Independence 2010 Fund

AIM Independence 2020 Fund

AIM Independence 2030 Fund

AIM Independence 2040 Fund

AIM Independence 2050 Fund

AIM International Allocation Fund

AIM Mid Cap Core Equity Fund

AIM Moderate Allocation Fund

AIM Moderate Growth Allocation Fund

AIM Moderately Conservative Allocation Fund

AIM Small Cap Growth Fund

AIM INTERNATIONAL MUTUAL FUNDS

AIM Asia Pacific Growth Fund

AIM European Growth Fund

AIM Global Aggressive Growth Fund

AIM Global Growth Fund

AIM International Core Equity Fund

AIM International Growth Fund

AIM INVESTMENT FUNDS

AIM China Fund

AIM Developing Markets Fund

AIM Global Health Care Fund

AIM International Total Return Fund

AIM Japan Fund

AIM Libor Alpha Fund

AIM Trimark Endeavor Fund

AIM Trimark Fund

AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS

AIM Global Real Estate Fund

AIM High Yield Fund

AIM Income Fund

AIM Intermediate Government Fund

AIM Limited Maturity Treasury Fund

AIM Money Market Fund

AIM Municipal Bond Fund

AIM Real Estate Fund

AIM Short Term Bond Fund

AIM Total Return Bond Fund

AIM SECTOR FUNDS

AIM Energy Fund

AIM Financial Services Fund

AIM Gold & Precious Metals Fund

AIM Leisure Fund

AIM Technology Fund

AIM Utilities Fund

AIM SUMMIT FUND

AIM TAX-EXEMPT FUNDS

AIM High Income Municipal Fund

AIM Tax-Exempt Cash Fund

AIM Tax-Free Intermediate Fund

AIM TREASURER’S SERIES TRUST

Premier Portfolio

Premier Tax-Exempt Portfolio

Premier U.S. Government Money Portfolio

AIM VARIABLE INSURANCE FUNDS

AIM V.I. Basic Balanced Fund

AIM V.I. Basic Value Fund

AIM V.I. Capital Appreciation Fund

AIM V.I. Capital Development Fund

AIM V.I. Core Equity Fund

AIM V.I. Diversified Income Fund

AIM V.I. Dynamics Fund

AIM V.I. Financial Services Fund

AIM V.I. Global Health Care Fund

AIM V.I. Global Real Estate Fund

AIM V.I. Government Securities Fund

AIM V.I. High Yield Fund

AIM V.I. International Growth Fund

AIM V.I. Large Cap Growth Fund

AIM V.I. Leisure Fund

AIM V.I. Mid Cap Core Equity Fund

AIM V.I. Money Market Fund

AIM V.I. Small Cap Equity Fund

AIM V.I. Technology Fund

AIM V.I. Utilities Fund

SHORT-TERM INVESTMENT TRUST

Government & Agency Portfolio

Government Tax Advantage Portfolio

Liquid Assests Portfolio

STIC Prime Portfolio

Treasury Portfolio

TAX-FREE INVESTMENTS TRUST

Tax-Free Cash Reserve Portfolio

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH REGISTRANT	POSITIONS AND OFFICES WITH UNDERWRITER
Gary K. Wendler	None	Director
John M. Zerr	None	Director, Senior Vice President, Secretary and Chief Legal Officer
John Cooper	None	Executive Vice President
Brian Lee	None	Executive Vice President
Philip A. Taylor	None	Director

*      The principal business address for all directors and executive officers is Invesco Aim Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

PROVIDE THE INFORMATION REQUIRED BY THE FOLLOWING TABLE FOR ALL COMMISSIONS AND OTHER COMPENSATION RECEIVED DIRECTLY, OR INDIRECTLY, FROM THE FUND DURING THE LAST FISCAL YEAR BY EACH PRINCIPAL UNDERWRITER WHO IS NOT AN AFFILIATED PERSON OF THE FUND OR ANY AFFILIATED PERSON OF AN AFFILIATED PERSON:

Not applicable.

Item 28.  Location of Accounts and Records.

STATE THE NAME AND ADDRESS OF EACH PERSON MAINTAINING PRINCIPAL POSSESSION OF EACH ACCOUNT, BOOK OR OTHER DOCUMENT REQUIRED TO BE MAINTAINED BY SECTION 3 1(A) OF THE 1940 ACT [15 U.S.C. 80A-30 (A)] AND THE RULES UNDER THAT SECTION.

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of The Bank of New York, 101 Barclay Street, New York, New York 10286.

Item 29.  Management Services.

PROVIDE A SUMMARY OF THE SUBSTANTIVE PROVISIONS OF ANY MANAGEMENT-RELATED SERVICE CONTRACT NOT DISCUSSED IN PART A OR PART B, DISCLOSING THE PARTIES TO THE CONTRACT AND THE TOTAL AMOUNT PAID AND BY WHOM, FOR THE FUND’S LAST THREE FISCAL YEARS.

Not applicable.

Item 30.  Undertakings.

Registrant hereby undertakes that whenever a Shareholder or Shareholders who meet the requirements of Section 16(c) of the 1940 Act inform the Board of Trustees of his or their desire to communicate with other Shareholders of the Fund the Trustee will inform such Shareholder(s) as to the approximate number of Shareholders of record and the approximate costs of mailing or afford said Shareholders access to a list of Shareholders.

Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant’s annual report to shareholders, upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Wheaton and State of Illinois, on the 30th day of July, 2009.

PowerShares Exchange-Traded Fund Trust

By:	/s/ Harold Bruce Bond
Title:	Harold Bruce Bond, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Harold Bruce Bond	President and Chairman	July 30, 2009
Harold Bruce Bond

/s/ Bruce T. Duncan	Chief Financial Officer,	July 30, 2009
Bruce T. Duncan	Treasurer and Secretary

*/s/ Ronn R. Bagge	Trustee	July 30, 2009
Ronn R. Bagge

*/s/ Marc M. Kole	Trustee	July 30, 2009
Marc M. Kole

*/s/ Philip M. Nussbaum	Trustee	July 30, 2009
Philip M. Nussbaum

*/s/ Donald S. Wilson	Trustee	July 30, 2009
Donald S. Wilson

*By: /s/ Stuart M. Strauss		July 30, 2009
Stuart M. Strauss
Attorney-In-Fact